Property and Equipment	12 Months Ended
Dec. 31, 2016
Property Plant And Equipment [Abstract]
Property and Equipment

NOTE 6. PROPERTY AND EQUIPMENT

The following is a summary of property and equipment as of December 31, 2016 and 2015:

	2016	2015
	(in thousands)
Land	$740,996	$796,790
Buildings and improvements	2,621,924	2,703,293
Furniture, fixtures, equipment and other	429,307	408,190
Total property and equipment	3,792,227	3,908,273
Less accumulated depreciation	(1,397,514)	(1,288,281)
Property and equipment, net	2,394,713	2,619,992
Construction in progress	62,067	3,480
Total property and equipment, net of accumulated depreciation	$2,456,780	$2,623,472

Depreciation and amortization expense related to property and equipment was $147.0 million, $166.4 million and $165.4 million for the years ended December 31, 2016, 2015 and 2014 respectively. Construction in progress includes capitalized costs for ongoing projects that have not yet been put into service.